UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2020
Amarillo Biosciences, Inc.
(Exact Name of registrant as specified in its charter)

Texas	0-20791	75-1974352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	4134 Business Park Drive, Amarillo, Texas	79110-4225
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (806) 376-1741

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
(b)  Appointment of new independent registered public accounting firm

On March 19, 2020, PWR CPA, LLP (“PWR”) was appointed as the Company’s new independent registered public accounting firm beginning with its year ended December 31, 2019, effective immediately.

In connection with the Company’s appointment of PWR as the Company’s independent registered public accounting firm, the Company has not consulted PWR on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
AMARILLO BIOSCIENCES, INC.
Date: March 19, 2020	By: /s/ Bernard Cohen
Bernard Cohen Vice President - Administration